                                                                    EXHIBIT 10.5


                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                              AND LIMITED CONSENT

          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this

"Sixth Amendment"), dated effective as of January 30, 1998, is entered into by
----------------
and among Sullivan Broadcasting Company, Inc. (the "Borrower"), a Delaware
                                                    --------
corporation formerly known as Act III Broadcasting, Inc. and successor by merger to A-3 Acquisition, Inc., Sullivan Broadcast Holdings, Inc. (the "Parent"), a
                                                                  ------
Delaware corporation formerly known as A-3 Holdings, Inc., the Lenders parties hereto, and NationsBank of Texas, N.A., as Administrative Agent for the Lenders and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                   RECITALS

          A. A-3 Acquisition, Inc., a Delaware corporation, predecessor in interest to the Borrower, A-3 Holdings, Inc., a Delaware corporation, predecessor in interest to the Parent, the Administrative Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit
                                                                     ------
Agreement").
---------

          B. The Credit Agreement has previously been amended by (i) that certain First Amendment to Credit Agreement and Limited Waiver and Consent, dated as of May 24, 1996, (ii) that certain Second Amendment to Credit Agreement, dated as of July 10, 1996, (iii) that certain Third Amendment to Credit Agreement, dated as of December 31, 1996, (iv) that certain Fourth Amendment to Credit Agreement, dated as of June 26, 1997 and (v) that certain Fifth Amendment to Credit Agreement, dated effective as of December 31, 1997 (collectively, the "Amendments").
                    ----------

          C.   Sullivan Broadcasting of Oklahoma City, Inc. ("Sullivan Oklahoma
                                                              -----------------
City") and Sullivan Broadcasting License Holder, Inc. ("Sullivan License"), both
----                                                    ----------------
Subsidiaries of the Borrower, have entered into that certain Asset Purchase Agreement with Sinclair Broadcast Group, Inc. dated as of January 6, 1998 (the "Oklahoma City Purchase Agreement"), pursuant to which Sullivan Oklahoma City
---------------------------------
and Sullivan License intend to acquire substantially all of the assets (including, without limitation, FCC Licenses) used in connection with the operation of television broadcast station KOKH-TV Channel 25, Oklahoma City, Oklahoma (the "Oklahoma City Station" and such acquisition, the "Oklahoma City
               ---------------------                             -------------
Acquisition").
-----------

          D. In connection with the Oklahoma City Acquisition, Sullivan Oklahoma City and Sullivan License intend to enter into the following: (i) an Option Agreement (the "Oklahoma
                       --------

City Option Agreement") with Sinclair Broadcast Group, Inc. or one or more of
---------------------
its subsidiaries (collectively, "Sinclair"), pursuant to which Sullivan Oklahoma
                                 --------
City and Sullivan License will grant Sinclair or its assigns an option to purchase substantially all of the assets (including, without limitation, FCC Licenses) used in connection with the operation of the Oklahoma City Station, upon the terms and conditions set forth therein; and (ii) an Option Agreement (the "Charleston Option Agreement" and together with the Oklahoma City Option
      ---------------------------
Agreement, the "Option Agreements") with WSTR, Inc. and WCHS Licensee, Inc.
                -----------------
(collectively, "Sinclair Charleston"), pursuant to which Sinclair Charleston
                -------------------
will grant Sullivan Oklahoma City and Sullivan License or their assigns an option to purchase substantially all of the assets (including, without limitation, FCC Licenses) used in connection with the operation of television broadcast station WCHS-TV Channel 8, Charleston, West Virginia (the "Charleston
                                                                     ----------
Station"), upon the terms and conditions set forth therein.
-------
          E. The Borrower, the Parent and the Lenders parties hereto wish to enter into this Sixth Amendment in order to (i) amend the Credit Agreement to increase the aggregate Revolving Credit Commitments from $30,000,000 to $40,000,000 in order to permit the Oklahoma City Acquisition to be financed with the proceeds of Revolving Credit Loans, (ii) effect certain assignments and acceptances of Revolving Credit Commitments, (iii) amend the Credit Agreement in certain other respects as hereinafter set forth and (iv) evidence the Lenders' consent to the execution and delivery of the Option Agreements, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO CREDIT AGREEMENT

          Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Lenders hereby amend the Credit Agreement as follows:

          (a)  Amendments Adding Definitions.   Section 1.1 of the Credit
                                                -----------
Agreement is amended by adding the following definitions in the appropriate alphabetical positions:

     ""Completed Acquisition":  An acquisition (including the entry into an LMA)
       ---------------------
     by the Borrower, directly or indirectly through a Wholly Owned Subsidiary, previously consummated in accordance with Sections 6.2 and 8.8."

     ""Pro Forma Compliance Certificate":  a Compliance Certificate giving
       --------------------------------
     effect to the relevant proposed transaction for which the Compliance Certificate is being delivered and any other transactions relating thereto (as though such transactions had taken place as of the beginning of the period or on the date being tested, as applicable) based on the financial information of the Borrower and the Subsidiaries set forth in the Financial Statements most recently delivered to the Lenders pursuant to Section

     7.1(a) or (b) and demonstrating that no Default exists both before and after giving effect to such proposed transactions."

          (b)  Amendment Increasing Aggregate Revolving Credit Commitments.
Section 2.1 of the Credit Agreement is amended by deleting the first sentence
-----------
thereof in its entirety and replacing it with the following:

     "The aggregate amount of the Revolving Credit Commitments as of January 30, 1998 equals $40,000,000."

          (c)  Amendments to Annex I to Credit Agreement.  Annex I to the Credit
                                                           -------
Agreement is amended by deleting it in its entirety and replacing it with Annex
                                                                          -----
I attached to this Sixth Amendment.
-

          (d) Amendments Clarifying Permitted Uses of Proceeds of Acquisition Credit Loans.

          (i)  Section 2.6(a) of the Credit Agreement is amended by deleting it
               --------------
     in its entirety and replacing it with the following:

          "(a) So long as no Default has occurred and is continuing, the Borrower may request from time to time, subject to the terms and conditions hereof, that the Lenders commit to make revolving credit loans ("Acquisition Credit Loans") to the Borrower by giving written notice
     --------------------------
     thereof to the Managing Agents (an "Acquisition Credit Request"),
                                         --------------------------
     specifying therein (i) the aggregate amount of the requested Acquisition Credit Commitments; provided, however, that after giving effect to such
                         --------  -------
     Acquisition Credit Request, the Total Acquisition Credit Commitment shall not exceed the Available Acquisition Credit; provided further, however, if
                                                  -------- -------
     such Acquisition Credit Request is made at such time as the Leverage Ratio of the Borrower as of the last day of the immediately preceding fiscal quarter for which Financial Statements have been delivered pursuant to
     Section 7.1 is equal to or greater than 6.25 to 1.00, after giving effect to such Acquisition Credit Request, the Total Acquisition Credit Commitment shall not exceed the lesser of (A) $35,000,000, and (B) the Available Acquisition Credit, (ii) the proposed acquisition to be financed or Completed Acquisition to be refinanced in whole or in part by the Acquisition Loans to be made under such Acquisition Credit Facility and describing such proposed acquisition or Completed Acquisition, (iii) in the case of a financing of a proposed acquisition, facts evidencing that the proposed acquisition satisfies the Acquisition Criteria or one or more of the Acquisition Criteria have been waived by the Majority Lenders and (iv) the date on or before which the proposed acquisition or refinancing of a Completed Acquisition will be consummated. Such Acquisition Credit Request shall be accompanied by the financial information required by Section 2.6(b). Upon receipt of any such Acquisition Credit Request, the financial information required by Section 2.6(b) and such other information as the Managing

     Agents shall reasonably request in connection therewith, and, in the case of a financing of a proposed acquisition, after the determination by the Managing Agents that the proposed acquisition satisfies the Acquisition Criteria (which shall be within 10 Business Days after receipt of all such information by the Managing Agents), the Administrative Agent shall promptly notify the Lenders thereof. No Lender shall be obligated to commit to any requested Acquisition Credit Facility."

          (ii)  Section 2.6(b) of the Credit Agreement is amended by adding the
                --------------
     following immediately after the term "Acquisition Credit Request" in the first line thereof:

     "for the financing of a proposed acquisition"

          (iii) Section 2.6(c) of the Credit Agreement is amended by adding the
                --------------
     following at the end of the third sentence thereof:

     "or refinancing in whole or in part a Completed Acquisition"

          (iv)  Section 5.15 of the Credit Agreement is amended by adding the
                ------------
     following at the end of the last sentence thereof:

     "or to refinance in whole or in part Completed Acquisitions."

          (e)  Amendments to Acquisition Loan Conditions.  Section 6.2 of the
                                                           -----------
Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

     "6.2 Conditions to Each Loan for a Subject Acquisition.  The obligation of
          -------------------------------------------------
     each applicable Lender to make its Loans (whether Acquisition Loans or Revolving Credit Loans) to finance any Subject Acquisition is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans on the applicable funding date, of the following conditions precedent, each in a manner reasonably satisfactory to the Lenders:

          (a)  Initial Conditions Satisfied.  Each of the conditions set forth
               ----------------------------
     in Section 6.1 and with respect to Acquisition Loans, Section 2.6, shall have been satisfied and shall continue to be satisfied on the date of such Loans.

          (b)  Pro Forma Balance Sheets.  The Lenders (through the
               ------------------------
     Administrative Agent) shall have received (i) pro forma balance sheets of the Borrower and the Subsidiaries as at the applicable funding date (after giving effect to the Subject Acquisition and the financing contemplated hereby and thereby) consistent with a proposed "Sources and Uses" table attached to the Notice of Borrowing or Acquisition Credit Request, as applicable, and (ii) a Compliance Certificate of the Vice President - Finance of the Borrower demonstrating that no Default exists both before and after giving effect to the Subject Acquisition and the transactions contemplated thereby.

          (b)  Pro Forma Financial Statements/Compliance Certificate.  The
               -----------------------------------------------------
     Lenders (through the Administrative Agent) shall have received (i) pro forma financial statements for the preceding four fiscal quarters of the Borrower for which Financial Statements have been delivered to the Lenders pursuant to Section 7.1(a) or (b), giving effect to the Subject Acquisition, consisting of a consolidated balance sheet as at the end of such most recently ended fiscal quarter of the Borrower and the related consolidated statements of operations and cash flows for such period of four fiscal quarters and the notes related thereto, together with a Pro Forma Compliance Certificate, giving effect to such Subject Acquisition demonstrating that no Default exists both before and after giving effect to the Subject Acquisition and the transactions contemplated thereby and (ii) a "Sources and Uses" table.

          (c)  Governmental and Third Party Approvals.  All material
               --------------------------------------
     Authorizations and third party approvals (including, without limitation, all FCC Licenses and consents) necessary or appropriate in connection with the Subject Acquisition shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Subject Acquisition or the financing thereof.

          (d)  No Material Litigation.  No Litigation, injunction or restraining
               ----------------------
     order shall be pending, entered or threatened in writing which would reasonably be expected to have a material adverse effect on the Subject Acquisition.

          (e)  No Material Adverse Effect.  There shall not have occurred any
               --------------------------
     change, development or event which would reasonably be expected to have a Material Adverse Effect and the applicable Lenders shall not have become aware of any materially adverse information with respect to the Subject Acquisition.

          (f)  Acquisition Criteria Satisfied.  All Acquisition Criteria shall
               ------------------------------
     have been fully satisfied.

          (g)  Appraisals.  The applicable Lenders shall have copies of all
               ----------
     appraisals made available to the Borrower or conducted by or on behalf of the Borrower with respect to the Subject Acquisition.

          (h)  Environmental Audits.  The Lenders shall have received copies of
               --------------------
     all environmental audits made available to the Borrower or conducted by or on behalf of the Borrower with respect to the Subject Acquisition.

          (i)  Consummation of Acquisition.  The applicable Lenders shall have
               ---------------------------
     received satisfactory evidence that the Subject Acquisition shall have been consummated prior to or concurrently with the making of the Revolving Credit Loans or Acquisition Loans, as applicable.

          (j)  Additional Loan Documents.  The appropriate Persons shall have
               -------------------------
     executed and delivered to the Administrative Agent the Loan Documents required by Section 7.9, together with certificates and documents of the types described in Section 6.1(f), (g), (h), (i), (j), (k), (l), (m), (n),
     (o), (p), (q), (r), (s), (t), (u), (v), (w), (x), (dd) and (hh), as
     applicable, with respect to the enterprise to be acquired and the applicable Loan Parties.

          (k)  All Proceedings Satisfactory.  All corporate and other
               ----------------------------
     proceedings taken prior to or at the closing in connection with the Subject Acquisition and all documents and evidences incident thereto shall be reasonably satisfactory in form and substance to the applicable Lenders, and such Lenders shall have received such copies thereof and such other materials (certified, if requested) as they may have reasonably requested in connection therewith.

          (l)  Other Conditions.  The satisfaction of such other conditions as
               ----------------
     the applicable Lenders may reasonably require, including, without limitation, in the case of Acquisition Credit Loans, the execution and delivery of all Acquisition Credit Facility Documents for the applicable Acquisition Facility."

          Section 2. LIMITED CONSENT

          Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent set forth herein, the Lenders parties hereto hereby consent to the execution, delivery and performance by Sullivan Oklahoma and Sullivan License of the Option Agreements;

provided, that (a) such Option Agreements are substantially identical to the
--------
draft Option Agreements dated January 19, 1998 (with respect to the Charleston Station) and January 22, 1998 (with respect to the Oklahoma City Station), respectively, copies of which have previously been delivered to each of the Lenders; and (b) such consent shall not be deemed (i) an approval by the Lenders of the acquisition by Sullivan Oklahoma City and Sullivan License (or their assigns) of the Charleston Station, the consummation of which acquisition shall remain subject to the applicable terms of the Credit Agreement, (ii) an acknowledgment or agreement by the Administrative Agent or any Lender that the proposed acquisition of the Charleston Station constitutes a Permitted Acquisition or satisfies the Acquisition Criteria, or that the Lenders have modified or waived any such Acquisition Criteria or (iii) a waiver or modification of the Borrower's or any Subsidiary's compliance with any other provision of the Credit Agreement, including without limitation, Section 8.5
                                                                 -----------
(Limitation on Sale of Assets) and Section 8.8 (Limitation on Acquisitions,
                                   -----------
Investments, Loans and Advances).

          Section 3. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, the Borrower and the Parent hereby jointly and severally represent and warrant to the Administrative Agent and the Lenders as of the date hereof as follows:

          (a) Corporate Authorization; No Contravention. The execution, delivery and performance by the Borrower and the Parent of this Sixth Amendment have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of any Charter Documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party is a party or its property is subject or (iii) violate any Requirement of Law.

          (b) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower or the Parent of this Sixth Amendment.

          (c) Binding Effect. This Sixth Amendment constitutes the legal, valid and binding obligation of each of the Borrower and the Parent, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (d) No Default. No Default or Event of Default exists. As of the date hereof, no Loan Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the date hereof, give rise to an Event of Default under the Credit Agreement.

          (e) Full Disclosure. As of the date hereof, all information that has been made available to the Administrative Agent or any Lender by or on behalf of the Borrower and the Parent in connection with the transactions contemplated herein is, taken together, true and correct in all material respects (other than financial budgets and projections) and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements maintained therein not materially misleading in light of the circumstances under which such statements were made.

          (f) Representations and Warranties. The representations and warranties made by the Company and the Parent in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Sixth Amendment, as if made on and as of the date hereof.

          Section 4. CONDITIONS PRECEDENT

          The effectiveness of this Sixth Amendment is subject to the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent:

          (a) Consent and Acknowledgment of Subsidiaries. The Administrative Agent shall have received a fully executed copy of the Consent and Acknowledgment of the Subsidiaries of the Borrower in the form attached hereto as Exhibit A.
   ---------

          (b) Assignment and Acceptance. The Administrative Agent shall have received a fully executed copy of the Assignment and Acceptance among the Revolving Credit Lenders, in the form attached hereto as Exhibit B, whereby
                                                         ---------
immediately prior to the effectiveness of this Sixth Amendment the Revolving Credit Lenders shall have sold and assigned, or purchased and accepted, as applicable among themselves and in the proportionate amounts set forth therein, the rights, titles, interests and obligations of the Revolving Credit Lenders under the Credit Agreement, the Collateral and all the Loan Documents executed in connection therewith.

          (c) Exchange of Notes. The Administrative Agent shall have received Amended and Restated Revolving Credit Notes, each dated as of the effective date of this Sixth Amendment and executed and delivered by the Borrower in exchange for the previously outstanding Revolving Credit Notes, which Amended and Restated Revolving Credit Notes shall be payable to the order of the Revolving Credit Lenders in the respective appropriate principal amounts and shall evidence the Revolving Credit Lenders' respective Revolving Credit Commitments, after giving effect to the increase in the aggregate Revolving Credit Commitments effected hereby and to the above-described Assignment and Acceptance.

          Section 5. MISCELLANEOUS

          (a) Consent of Parent. Parent hereby consents to the amendments to the Credit Agreement set forth in this Sixth Amendment and the other Amendments and confirms and agrees that its obligations under Section 11 of the Credit
                                                   ----------
Agreement are and remain in full force and effect and that no defenses exist which the Parent may assert against any of the Lenders with respect to the enforcement of the Lenders' rights under Section 11 of the Credit Agreement.
                                         ----------

          (b) Ratification and Confirmation of Loan Documents. Except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Sixth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement or operate as an approval of the terms and conditions of any other agreement of the Borrower or any Subsidiary.

          (c) Headings. Section and subsection headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose or be given any substantive effect.

          (d) APPLICABLE LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          (e) Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (f) FINAL AGREEMENT. THIS SIXTH AMENDMENT, TOGETHER WITH THE AMENDMENTS, THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




     [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By: /s/ Patricia Bratton
                                 -------------------------------------
                              Name:  Patricia Bratton
                              Title: CFO


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By: /s/ Patricia Bratton
                                 -------------------------------------
                              Name:  Patricia Bratton
                              Title: CFO


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By:
                                 -------------------------------------
                              Name:
                              Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By: /s/ Roselyn Reid
                                 -------------------------------------
                              Name:  Roselyn Reid
                              Title: Vice President


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By:
                                 -------------------------------------
                              Name:
                              Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By:
                                 -------------------------------------
                              Name:
                              Title:


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By: /s/ James Reilly
                                 -------------------------------------
                              Name:   JAMES REILLY
                              Title:  VICE PRESIDENT

                              BANKBOSTON, N.A.,
                              as a Lender



                              By: /s/ Robert F. Milordi
                                 ------------------------------------
                              Name:   ROBERT F. MILORDI
                              Title:  MANAGING DIRECTOR



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              BANKBOSTON, N.A.,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By: /s/ Ann B. Kerns
                                 ------------------------------------
                              Name:   ANN B. KERNS
                              Title:  VICE PRESIDENT



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              BANKBOSTON, N.A.,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By: /s/ James M. Barker, V
                                 ------------------------------------
                              Name:   James Barker
                              Title:  Investment Manager

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By: /s/ Carl F. Selas
                                 ------------------------------------
                              Name:  Carl F. Selas
                              Title: Vice President


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By: /s/ Patrick Kebler
                                 ------------------------------------
                              Name:   Patrick Kebler
                              Title:  Director



                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By: /s/ Evan S. Kraus   G. Kevin Dooley
                                 ------------------------------------
                              Name:  EVAN S. KRAUS    G. KEVIN DOOLEY
                              Title: ASSOCIATE        VICE PRESIDENT



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By: /s/ Lynne S. Randall
                                 ------------------------------------
                              Name:  Lynne S. Randall
                              Title: Director


                              By: /s/ William B. Schink
                                 ------------------------------------
                              Name:  William B. Schink
                              Title: Director

                              CIBC INC.,
                              as a Lender



                              By: /s/ Susan Hanna
                                 ---------------------------------
                              Name:  SUSAN HANNA
                              Title: EXECUTIVE DIRECTOR
                                     CIBC Oppenheimer Corp., AS AGENT


                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By: /s/ (SIGNATURE APPEARS HERE)
                                 ---------------------------------
                              Name:
                              Title: VICE PRESIDENT



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By: /s/ Joseph P. Matteo
                                 ---------------------------------
                              Name:  JOSEPH P. MATTEO
                              Title: AUTHORIZED SIGNATORY



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 ----------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By: /s/ William Weiss
                                 ---------------------------------
                              Name:  WILLIAM WEISS
                              Title: ASSISTANT VICE PRESIDENT

                              SOCIETE GENERALE,
                              as a Lender



                              By: /s/ John Sadik-Khan
                                 ---------------------------------
                              Name:  JOHN SADIK-KHAN
                              Title: VICE PRESIDENT



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By: /s/ John W. Petchler
                                 ---------------------------------
                              Name:  JOHN W. PETCHLER
                              Title: Second Vice President


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By: /s/ Michael K. McShane
                                 ---------------------------------
                              Name:  MICHAEL K. MCSHANE
                              Title: SENIOR VICE PRESIDENT



                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By:
                                 ---------------------------------
                              Name:
                              Title:



                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Lender



                              By: /s/ Jeffrey W. Maillet
                                 ---------------------------------
                              Name:  JEFFREY W. MAILLET
                              Title: SR. VICE PRES. & DIRECTOR

                              VAN KAMPEN CLO I, LIMITED

                              By:    Van Kampen American Capital
                                     Management, Inc., as Collateral Manager



                                     By:  /s/ Jeffrey W. Maillet
                                        ---------------------------------------
                                     Name:    JEFFREY W. MAILLET
                                     Title:   SR. VICE PRES. & DIRECTOR



                              NEW YORK LIFE INSURANCE AND ANNUITY
                              CORPORATION, as a Lender

                              By:    NEW YORK LIFE INSURANCE
                                     COMPANY


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:


                              AERIES FINANCE LTD.,
                              as a Lender



                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              VAN KAMPEN CLO I, LIMITED

                              By:    Van Kampen American Capital
                                     Management, Inc., as Collateral Manager



                                     By:
                                        --------------------------------------
                                     Name:
                                     Title:



                              NEW YORK LIFE INSURANCE AND ANNUITY
                              CORPORATION, as a Lender

                              By:    NEW YORK LIFE INSURANCE
                                     COMPANY


                                     By:    /s/ James M. Barker
                                        --------------------------------------
                                     Name:      James M. Barker
                                     Title:     Investment Manager


                              AERIES FINANCE LTD.,
                              as a Lender



                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              VAN KAMPEN CLO I, LIMITED

                              By:    Van Kampen American Capital
                                     Management, Inc., as Collateral Manager



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:



                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender

                              By:    NEW YORK LIFE INSURANCE
                                     COMPANY


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:


                              AERIES FINANCE LTD.,
                              as a Lender



                              By:    /s/ Andrew Ian Wignall
                                 ----------------------------------------------
                              Name:      Andrew Ian Wignall
                              Title:     Director

                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              By:    BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor



                                     By:  /s/ Payson F. Swaffield
                                        --------------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President



                              NATIONSBANK, N.A. (CAROLINAS),
                              as a Lender



                              By:
                                 ---------------------------------------------
                              Name:
                              Title:



                              KZH HOLDING CORPORATION III,
                              as a Lender



                              By:
                                 ---------------------------------------------
                              Name:
                              Title:

                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              By:    BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor



                                     By:
                                        --------------------------------------
                                     Name:
                                     Title:



                              NATIONSBANK, N.A. (CAROLINAS),
                              as a Lender



                              By:   /s/ Kerry Shute
                                 ---------------------------------------------
                              Name:     KERRY SHUTE
                              Title:    VP



                              KZH HOLDING CORPORATION III,
                              as a Lender



                              By:
                                 ---------------------------------------------
                              Name:
                              Title:

                                      SENIOR DEBT PORTFOLIO,
                                      as a Lender

                                      By:    BOSTON MANAGEMENT AND
                                             RESEARCH, as Investment Advisor



                                             By:
                                                --------------------------------
                                             Name:
                                             Title:



                                      NATIONSBANK, N.A. (CAROLINAS),
                                      as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      KZH HOLDING CORPORATION III,
                                      as a Lender



                                      By:    /s/ Virginia R. Conway
                                         ---------------------------------------
                                      Name:      Virginia R. Conway
                                      Title:     Authorized Agent

                                   EXHIBIT A
                                   ---------

                           CONSENT AND ACKNOWLEDGMENT

          The undersigned hereby consent to this Sixth Amendment, and agree that the execution and delivery of the Sixth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under the Guaranty Agreement, dated January 4, 1996, executed or joined in by each of the undersigned in favor of Lenders, the Administrative Agent and the other members of the Agent Group, or under any other Loan Documents to which any of the undersigned are parties, and such Guaranty Agreement and other Loan Documents shall continue in full force and effect. This Consent and Acknowledgment shall be binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Lenders, the Administrative Agent, the other members of the Agent Group and their respective successors and assigns.

          IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Acknowledgment to be duly executed and delivered by a proper and duly authorized officer as of the day and year first above written.

                                   SULLIVAN BROADCASTING OF NEVADA, INC.
                                   SULLIVAN BROADCASTING OF DAYTON, INC.
                                   SULLIVAN BROADCASTING OF CHARLESTON, INC.
                                   SULLIVAN BROADCASTING OF NASHVILLE, INC.
                                   SULLIVAN BROADCASTING OF WEST VIRGINIA, INC.
                                   SULLIVAN BROADCASTING OF BUFFALO, INC.
                                   SULLIVAN BROADCASTING LICENSE HOLDER, INC.
                                   SULLIVAN BROADCASTING MANAGEMENT
                                   SERVICES, INC.
                                   SULLIVAN BROADCASTING OF UTICA, INC.
                                   SULLIVAN BROADCASTING OF TENNESSEE, INC.
                                   CASCOM INTERNATIONAL, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:____________ of each of the above-named
                                          corporations

                                   EXHIBIT B
                                   ---------


                           ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement, dated January 4, 1996 (as amended, supplemented and otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Credit Agreement"), among A-3 Acquisition, Inc., a
                         ----------------
Delaware corporation ("A-3 Acquisition"), A-3 Holdings, Inc., a Delaware
                       ---------------
corporation, the Lenders from time to time parties thereto, NationsBank of Texas, N.A., as the Administrative Agent for the Lenders, and the other members of the Agent Group named therein. Sullivan Broadcasting Company, Inc. (formerly known as Act III Broadcasting, Inc.) is the "Borrower" under the Credit Agreement as a result of the merger of Sullivan Broadcasting Company, Inc. with A-3 Acquisition on the Initial Funding Date after consummation of the Act III Acquisition contemplated by the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     The undersigned Revolving Credit Lenders, in their capacity as assignors of the interests (the "Assigned Interests") specified in Schedule 1 (in such
                    ------------------                ----------
capacity, the "Assignors") and in their capacity as assignees of such Assigned
               ---------
Interests (in such capacity, the "Assignees") agree as follows:
                                  ---------

     1.   In accordance with Section 12.6, each of the Assignors hereby
                             ------------
irrevocably sells and assigns to the Assignees without recourse to such Assignor, and each of the Assignees hereby irrevocably purchases and assumes from the Assignors without recourse to the Assignors, as of January 30, 1998 (the "Transfer Effective Date"), the Assigned Interests as specified in Schedule
      -----------------------                                           --------
1 in and to such Assignors' rights and obligations under the Credit Agreement
-
and the other Loan Documents with respect to the Revolving Credit Facility provided for in the Credit Agreement as set forth on Schedule 1 (the "Assigned
                                                     ----------       --------
Facility"), in principal amounts as set forth on Schedule 1 (including, without
--------                                         ----------
limitation, interests in such Assignor's outstanding Revolving Credit Loans, including outstanding Eurodollar Loans at the Eurodollar Rate in effect as of the Transfer Effective Date).

     2. Each Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Parent, the Borrower or any other Loan Party or the performance or observance by the Parent, the Borrower or any other Loan Party of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

     3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements of the Parent, the Borrower and the other Loan Parties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to become thereby a party to the Credit Agreement; (c) agrees that it will, independently and without reliance upon any Assignor, the Administrative Agent or any other Lender and based on such financial statements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent and the Managing Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or the Managing Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and, if it is a Non-U.S. Lender, its obligations pursuant to Section 4.10(b) of the Credit
                                             ---------------
Agreement.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 12.6 of the Credit Agreement, and it
                                 ------------
shall be effective as of the Transfer Effective Date.

     5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignees, whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignors and the Assignees shall make all appropriate adjustments through the Administrative Agent for payments by the Administrative Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment.

     6. From and after the Transfer Effective Date, (a) each of the Assignees shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) each of the Assignors shall, to the extent of its assignment pursuant to this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11
                                                        ------------  ----  ----
and 12.5 thereof.
    ----

     7. Notwithstanding any other provision hereof, if the consents of the Borrower and the Administrative Agent hereto are required under Section 12.6 of the
                                                       ------------
Credit Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained as evidenced by the signatures below of their respective duly authorized officers.

     8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     9. This Assignment and Acceptance may be executed by one or more of the parties to this Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


     [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

       IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the dates indicated below by the signatures of their respective duly authorized officers.

                                         NATIONSBANK OF TEXAS, N.A.,


                                         By:
                                            -----------------------------
                                         Name:
                                         Title:


                                         BANKERS TRUST COMPANY


                                         By:
                                            -----------------------------
                                         Name:
                                         Title:


                                         THE CHASE MANHATTAN BANK



                                         By:
                                            -----------------------------
                                         Name:
                                         Title:

                                         BANK OF AMERICA NT & SA


                                         By:
                                            -----------------------------
                                         Name:
                                         Title:

                                      BANK OF MONTREAL, CHICAGO BRANCH


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                      NATEXIS BANQUE BFCE, formerly known as
                                      Banque Francaise du Commerce Exterieur


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                      BANQUE PARIBAS


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                      CIBC INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:



                                      CORESTATES BANK, N.A.


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                FLEET NATIONAL BANK,
                                formerly known as Shawmut Bank Connecticut, N.A.


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                SOCIETE GENERALE


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                UNION BANK OF CALIFORNIA, N.A.,
                                successor by merger to Union Bank


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                VAN KAMPEN CLO I, LIMITED

                                By:  Van Kampen American Capital
                                     Management, Inc., as Collateral Manager


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                        SENIOR DEBT PORTFOLIO

                                        By:  BOSTON MANAGEMENT AND
                                             RESEARCH, as Investment Advisor


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:


                                        Consented to and accepted for recording
                                        in the Register:

                                        NATIONSBANK OF TEXAS, N.A.,
                                        as Administrative Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------

                                 SCHEDULE 1 TO
                           ASSIGNMENT AND ACCEPTANCE

          Re: Credit Agreement, dated January 4, 1996, among A-3 Acquisition, Inc., A-3 Holdings, Inc., the Lenders from time to time parties thereto, NationsBank of Texas, N.A., as the Administrative Agent for such Lenders, and the other members of the Agent Group named therein



1.   Name of Revolving Credit Lender:  NationsBank of Texas, N.A.

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                              13.56382976700000%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                              $ 4,069,148.93

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                              15.69148937500000%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                              $ 6,276,595.75



2.   Name of Revolving Credit Lender:  Bankers Trust Company

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               8.77659573300000%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 2,632,978.72

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               8.77659573300000%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 3,510,638.29

3.   Name of Revolving Credit Lender:  The Chase Manhattan Bank

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as a
               percentage of all Revolving Credit
               Commitments)
                                                               5.85106383333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,755,319.15

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               5.85106383333333%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 2,340,425.53


4.   Name of Revolving Credit Lender:  Bank of America NT & SA

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                              18.08510636666700%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                              $ 5,425,531.91

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                              18.08510636666700%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                              $ 7,234,042.55

5.   Name of Revolving Credit Lender:  Bank of Montreal, Chicago Branch

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                              11.70212766666650%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                              $ 3,510,638.30


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                              11.70212766666650%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                              $ 4,680,851.07

6.   Name of Revolving Credit Lender:  Natexis Banque BFCE, formerly known as Banque Francaise du Commerce Exterieur

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               2.65957443333333%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 797,872.33


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               2.65957443333333%

          (ii)  Revolving Credit Commitment (expressed in
                Dollars)
                                                               $ 1,063,829.77

7.   Name of Revolving Credit Lender:  Banque Paribas

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               6.91489363333333%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 2,074,468.09

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               6.91489363333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 2,765,957.45

8.   Name of Revolving Credit Lender:  CIBC, Inc.

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.78723403333333%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 1,436,170.21

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.78723403333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,914,893.61


9.   Name of Revolving Credit Lender:  CoreStates Bank, N.A.

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,276,595.75


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,702,127.67

10.  Name of Revolving Credit Lender:  Fleet National Bank, formerly known as
                                       Shawmut Bank Connecticut, N.A.

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 1,276,595.75


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,702,127.67

11.    Name of Revolving Credit Lender:  Societe Generale

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 1,276,595.75

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               3.19148937500000%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,276,595.75


12.  Name of Revolving Credit Lender:    Union Bank of California, N.A.,
     successor by merger to Union Bank

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.78723403333333%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 1,436,170.21


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               4.78723403333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,914,893.61



13.    Name of Revolving Credit Lender:  Van Kampen CLO I, Limited

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               4.25531916666670%

          (ii) Revolving Credit Commitment (expressed in Dollars)
                                                               $ 1,276,595.75

     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               3.19148937500000%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,276,595.75


14.    Name of Revolving Credit Lender:  Senior Debt Portfolio

     a.   Prior to Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed
               as a percentage of all Revolving Credit
               Commitments)
                                                               5.85106383333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 1,755,319.15


     b.   After Assignment (and aggregate Revolving Credit
          Commitment increase), Revolving Credit Lender's:

          (i)  Revolving Credit Commitment (expressed as
               a percentage of all Revolving Credit
               Commitments)
                                                               5.85106383333333%

          (ii) Revolving Credit Commitment (expressed in
               Dollars)
                                                               $ 2,340,425.53

                                                                         ANNEX 1
                                                             TO CREDIT AGREEMENT

                              REVOLVING CREDIT                  TERM LOAN
LENDER                           COMMITMENT                     COMMITMENT
------                        ----------------                  ----------

NATIONSBANK OF                $5,851,063.83                     $12,348,100.77
TEXAS, N.A.

Notice Address:               901 Main Street
                              Dallas, Texas 75202-3714
                              Attention: Roselyn Reid
                              Telephone: 214-508-0988
                              Telecopier: 214-508-9390

Domestic Lending Office       901 Main Street
(if different from Notice     Dallas, Texas 75202-3714
Address):                     Attention: Kay Maleeny
                              Telephone: 214-508-0989
                              Telecopier: 214-508-2515

Eurodollar Lending Office     901 Main Street
(if different from Notice     Dallas, Texas 75202-3714
Address):                     Attention: Kay Maleeny
                              Telephone: 214-508-0989
                              Telecopier: 214-508-2515

                              REVOLVING CREDIT              TERM LOAN
LENDER                           COMMITMENT                 COMMITMENT
------                        ----------------              ----------

BANKERS TRUST                 $3,510,638.29                 $12,313,100.79
COMPANY

Notice Address:               130 Liberty Street
                              New York, New York 10006
                              Attention: Bill Archer
                              Telephone: 212-250-2252
                              Telecopier: 212-250-7218

Domestic Lending Office       130 Liberty Street
(if different from Notice     New York, New York 10006
Address):                     Attention: Mary Jo Jolly
                              Telephone: 212-250-5860
                              Telecopier: 212-250-7351

Eurodollar Lending Office     130 Liberty Street
(if different from Notice     New York, New York 10006
Address):                     Attention: Mary Jo Jolly
                              Telephone: 212-250-5860
                              Telecopier: 212-250-7351

                              REVOLVING CREDIT               TERM LOAN
LENDER                           COMMITMENT                  COMMITMENT
------                        ----------------               ----------

BANKBOSTON, N.A.              $ 0.00                         $10,447,479.45

Notice Address:               100 Federal Street, 01-08-08
                              Boston, Massachusetts 02110
                              Attention: Robert F. Milordi
                              Telephone: 617-434-8092
                              Telecopier: 617-434-3401

Domestic Lending Office       Commercial Loan Services
(if different from Notice     100 Federal Street, 01-08-04
Address):                     Boston, Massachusetts 02110
                              Attention: Stephen Lynn
                              Telephone: 617-434-9627
                              Telecopier: 617-434-9820

Eurodollar Lender Office      Commercial Loan Services
(if different from Notice     100 Federal Street, 01-08-04
Address):                     Boston, Massachusetts 02110
                              Attention: Stephen Lynn
                              Telephone: 617-434-9627
                              Telecopier: 617-434-9820

                               REVOLVING CREDIT                 TERM LOAN
LENDER                            COMMITMENT                    COMMITMENT
------                         ----------------                 ----------

THE CHASE                      $2,340,425.53                    $8,208,733.85
MANHATTAN BANK

Notice Address:                270 Park Avenue
                               Media & Telecommunications Group
                               37th Floor
                               New York, New York 10017
                               Attention: Ann B. Kerns
                               Telephone:  212-270-9320
                               Telecopier: 212-270-4584

Domestic Lending Office        Chase Loan Agency Services Group
(if different from Notice      One Chase Manhattan Plaza, 8th Floor
Address):                      New York, New York 10008
                               Attention: Ganesh Persaud
                               Telephone:  212-552-7447
                               Telecopier: 212-552-5700

Eurodollar Lending Office      Chase Loan Agency Services Group
(if different from Notice      One Chase Manhattan Plaza, 8th Floor
Address):                      New York, New York 10008
                               Attention: Ganesh Persaud
                               Telephone:  212-552-7447
                               Telecopier: 212-552-5700

                               REVOLVING CREDIT                 TERM LOAN
LENDER                            COMMITMENT                    COMMITMENT
------                         ----------------                 ----------

NEW YORK LIFE                  $ 0.00                           $5,969,988.24
INSURANCE COMPANY

Notice Address, Domestic       51 Madison Avenue
Lending Office and             New York, New York 10010
Eurodollar Lending Office:     Attention:   Investment Department
                                            Private Finance Group
                                            Room 206
                                            Telecopier: 212-447-4122

                               With a copy to:

                               Office of General Counsel
                               Investment Section,
                               Room 10SB
                               Telecopier: 212-576-8340

                               REVOLVING CREDIT                 TERM LOAN
LENDER                            COMMITMENT                    COMMITMENT
------                         ----------------                 ----------

NEW YORK LIFE                  $ 0.00                           $3,731,242.66
INSURANCE AND
ANNUITY
CORPORATION

Notice Address,
Domestic Lending Office        c/o New York Life Insurance
and Eurodollar Lending         Company 51 Madison Avenue
Office:                        New York, New York 10010-1603
                               Attention: Investment Department
                                          Private Finance Group
                                          Room 206
                                          Telecopier:
                                          212-447-4122

                               With a copy to:

                               Office of General Counsel
                               Investment Section,
                               Room 10SB
                               Telecopier: 212-576-8340

                               REVOLVING CREDIT                 TERM LOAN
LENDER                            COMMITMENT                    COMMITMENT
------                         ----------------                 ----------

BANK OF AMERICA                $ 7,234,042.55                   $ 6,716,236.79
NT & SA

Notice Address:                Bank of America
                               333 South Beaudry Avenue
                               Los Angeles, California 90017
                               Attention: Youlando Harper
                               Telephone:  (213) 345-6343
                               Telecopier: (213) 345-6550

                               with a copy to:

                               Bank of America
                               335 Madison Avenue
                               New York, New York 10017
                               Attention: Carl Salas
                               Telephone:  (212) 503-8425
                               Telecopier: (212) 503-7173

Domestic Lending Office        Bank of America
(if different from Notice      333 South Beaudry Avenue
Address):                      Los Angeles, California 90017
                               Attention: Youlando Harper
                               Telephone:  (213) 345-6343
                               Telecopier: (213) 345-6550

Eurodollar Lending Office      Bank of America
(if different from Notice      333 South Beaudry Avenue
Address):                      Los Angeles, California 90017
                               Attention: Youlando Harper
                               Telephone:  (213) 345-6343
                               Telecopier: (213) 345-6550

                               REVOLVING CREDIT                   TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                       ---------------------              -------------
BANK OF MONTREAL,            $ 4,680,851.07                     $ 6,716,236.79
CHICAGO BRANCH

Notice Address:              430 Park Avenue
                             New York, New York 10022
                             Attention: Pat Keleher
                             Telephone:  212-605-1477
                             Telecopier: 212-605-1648


Domestic Loan Office         Bank of Montreal, Chicago Branch
(if different from Notice    115 South LaSalle Street
Address)                     Chicago, Illinois 60603
                             Attention: Gail Bartoszek
                             Telephone: 212-605-1437
                             Telecopier: 212-605-1525

Eurodollar Lending Office    Bank of Montreal, Chicago Branch
(if different from Notice    115 South LaSalle Street
Address)                     Chicago, Illinois 60603
                             Attention: Gail Bartoszek
                             Telephone: 212-605-1437
                             Telecopier: 212-605-1525

                                REVOLVING CREDIT                   TERM LOAN
LENDER                             COMMITMENT                     COMMITMENT
------                        ---------------------             --------------
NATEXIS BANQUE BFCE,             $ 1,063,829.77                  3,731,242.66
f/k/a BANQUE FRANCAISE
DU COMMERCE
EXTERIEUR

Notice Address, Domestic     645 Fifth Avenue, 20th Floor
Loan Office and Eurodollar   New York, New York 10022
Loan Office:                 Attention: Rick Kammler
                             Telephone:  212-872-5041
                             Telecopier: 212-872-5045

                                REVOLVING CREDIT                  TERM LOAN
LENDER                             COMMITMENT                    COMMITMENT
------                        ---------------------             -------------
BANQUE PARIBAS                $2,765,957.45                     $9,701,230.91

Notice Address, Domestic      787 Seventh Avenue, 32nd Floor
Lending Office and            New York, New York 10019
Eurodollar Lending Office:    Attention: Lynne S. Randall
                              Telephone: 212-841-2595
                              Telecopier: 212-841-2369

                              REVOLVING CREDIT                     TERM LOAN
LENDER                           COMMITMENT                        COMMITMENT
------                        ----------------                     ----------

CIBC, INC.                    $1,914,893.61                        $6,716,236.79

Notice Address:               425 Lexington Avenue
                              New York, New York 10017
                              Attention: Susan Hanna
                              Telephone: 212-856-3839
                              Telecopier: 212-856-3558

Domestic Lending Office       Canadian Imperial Bank of Commerce
(if different from Notice     2727 Paces Ferry Road, Suite 1200
Address):                     Atlanta, Georgia 30319
                              Attention: Heather Taylor
                              Telephone: 770-319-4846
                              Telecopier: 770-319-4950

Eurodollar Lending Office     Canadian Imperial Bank of Commerce
(if different from Notice     2727 Paces Ferry Road, Suite 1200
Address):                     Atlanta, Georgia 30319
                              Attention: Heather Taylor
                              Telephone: 770-319-4846
                              Telecopier: 770-319-4950

                                REVOLVING CREDIT                            TERM LOAN
LENDER                             COMMITMENT                               COMMITMENT
------                          ----------------                            ----------
CORESTATES BANK, N.A.           $1,702,127.67                             $ 5,969,988.24

Notice Address:                 1339 Chesnut Street
                                FC 1-8-10-73
                                Philadelphia, Pennsylvania 19101-7618
                                Attention: Ed Kittrell
                                Telephone: 215-786-4368
                                Telecopier: 215-786-7721

Domestic Lending Office         Send all borrowing/loan information to:
(if different from Notice
Address):                       CoreStates Bank, N.A.
                                1339 Chesnut Street
                                FC 1-8-10-73
                                Philadelphia, Pennsylvania 19101
                                Attention: Diane Quinn
                                Telephone: 215-786-7721
                                Telecopier: 215-786-7721

Eurodollar Lending Office       Send all borrowing/loan information to:
(if different from Notice
Address):                       CoreStates Bank, N.A.
                                1339 Chesnut Street
                                FC 1-8-10-73
                                Philadelphia, Pennsylvania 19101
                                Attention: Diane Quinn
                                Telephone: 215-786-4343
                                Telecopier: 215-786-7721


                                REVOLVING CREDIT                TERM LOAN
LENDER                             COMMITMENT                   COMMITMENT
------                          ----------------                ----------

MERRILL LYNCH SENIOR            $  0.00                         $ 8,879,412.92
FLOATING RATE FUND,
INC.

Notice Address, Domestic        800 Scudders Mill Road, Area 2C
Lending Office and              Plainsboro, New Jersey 08536
Eurodollar Lending Office:      Attention: Joseph Matteo
                                Telephone: 609-282-2055
                                Telecopier: 609-282-2756

                              REVOLVING CREDIT                      TERM LOAN
LENDER                           COMMITMENT                        COMMITMENT
------                        ----------------                    -------------

FLEET BANK, N.A. f/k/a        $1,702,127.67                       $5,969,988.24
SHAWMUT BANK
CONNECTICUT N.A.

Notice Address, Domestic      One Federal Street
Lending Office and            MA-OF-DO3D
Eurodollar Lending Office:    Boston, Massachusetts 02110
                              Attention: Jeff McGloughlin
                              Telephone: 617-346-4373
                              Telecopier: 617-346-3777

                               REVOLVING CREDIT                   TERM LOAN
LENDER                            COMMITMENT                     COMMITMENT
------                       ---------------------              -------------
SOCIETE GENERALE             $ 1,276,595.75                     $ 5,969,988.24

Notice Address:              1221 Avenue of the Americas
                             New York, New York 10020
                             Attention: John Sadik-Khan
                             Telephone:  212-278-6873
                             Telecopier: 212-278-6240


Domestic Loan Office         Societe Generale
(if different from Notice    1221 Avenue of the Americas
Address)                     New York, New York 10020
                             Attention: Kris Coticchio
                             Telephone:  212-278-6482
                             Telecopier: 212-278-6240

Eurodollar Lending Office    Societe Generale
(if different from Notice    1221 Avenue of the Americas
Address)                     New York, New York 10020
                             Attention: Kris Coticchio
                             Telephone:  212-278-6482
                             Telecopier: 212-278-6240

                               REVOLVING CREDIT                   TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                       ---------------------              --------------
THE TRAVELERS                $         0.00                     $ 8,879,412.92
INSURANCE COMPANY

Notice Address, Domestic     205 Columbus Blvd.
Lending Office and           9 Plaza Building
Eurodollar Lending Office    Hartford, Connecticut 06183-2030
                             Attention: John Petchler
                             Telephone:  203-277-5346
                             Telecopier: 203-954-5243

                               REVOLVING CREDIT                    TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                         ----------------                 --------------

UNION BANK OF                  $ 1,914,893.61                   $ 6,716,236.79
CALIFORNIA, N.A.

Notice Address, Domestic       445 South Figueroa Street
Lending Office and             15th Floor
Eurodollar Lending Office:     Los Angeles, California 90071
                               Attention: Mike McShane
                               Telephone:  213-236-5812
                               Telecopier: 213-236-5747

                               REVOLVING CREDIT                    TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                         ----------------                 --------------

VAN KAMPEN                     $  0.00                          $ 9,767,354.20
AMERICAN CAPITAL
PRIME RATE INCOME
TRUST

Notice Address, Domestic       One Parkview Plaza
Lending Office and             Oakbrook Terrace, Illinois 60181
Eurodollar Lending Office:     Attention: Jeff Maillett
                               Telephone:  630-684-6438
                               Telecopier: 630-684-6740



VAN KAMPEN CLO I,              $ 1,702,127.67                   $ 5,969,988.24
LIMITED

Notice Address, Domestic       One Parkview Plaza
Lending Office and             Oakbrook Terrace, Illinois 60181
Eurodollar Lending Office:     Attention: Jeff Maillett
                               Telephone:  630-684-6438
                               Telecopier: 630-684-6740

                               REVOLVING CREDIT                    TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                         ----------------                 --------------

NATIONSBANK, N.A.              $  0.00                          $ 8,879,412.92
(CAROLINAS)

Notice Address, Domestic       NationsBank, N.A.
Lending Office and             Corporate Credit Services
Eurodollar Lending Office:     101 N. Tryon, 15th Floor
                               Charlotte, North Carolina 28255
                               Attention: Edward Harmon
                               Telephone:  (704) 386-2004
                               Telecopier: (704) 386-8694

                               REVOLVING CREDIT                    TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                         ----------------                 --------------

SENIOR DEBT                    $ 2,340,425.53                   $32,013,117.39
PORTFOLIO

Notice Address, Domestic       c/o Eaton Vance Management, Inc.
Lending Office and             24 Federal Street
Eurodollar Lending Office:     Boston, Massachusetts 02110
                               Attention: Craig Russ
                               Telephone:  (617) 348-0193
                               Telecopier: (617) 695-9594

                               REVOLVING CREDIT                    TERM LOAN
LENDER                            COMMITMENT                      COMMITMENT
------                         ----------------                 --------------

AERIES FINANCE LTD.            $  0.00                          $ 4,439,706.45

Notice Address and             c/o Moore Management Services
Eurodollar Lending Office:     Limited
                               Elizabeth House, Castle Street
                               St. Helier, Jersey
                               Channel Islands, Great Britain
                               Attention: Director
                               Telephone:  011-441-534-613900
                               Telecopier: 011-441-534-616900

                               with a copy to:

                               Chancellor LGT Senior Secured
                               Management
                               1166 Avenue of the Americas,
                               27th Floor
                               New York, New York 10036
                               Telephone:  (212) 278-9669
                               Telecopier: (212) 278-9619

                            REVOLVING CREDIT                       TERM LOAN
LENDER                        COMMITMENT                          COMMITMENT
------                      ----------------                      ----------

Eurodollar Lending Office   KZH Holding Corporation III
(if different from Notice   c/o The Chase Manhattan Bank
Address):                   450 West 33rd Street - 15th Floor
                            New York, New York 10001
                            Attention: Virginia Conway
                            Telephone: 212-946 7575
                            Telecopier: 212-946-7776

                            and

                            The Chase Manhattan Bank
                            Loan & Agency Services
                            1 Chase Manhattan Plaza - 8th Floor
                            New York, New York 10081
                            Attention: Joseph Nerich
                            Telephone: 212-552-7247
                            Telecopier: 212-552-5642


                                    -23-